Exhibit 99.1

                 Certification by the Chief Executive Officer of Bulova Corporation pursuant to 18 U.S.C. Section 1350
                       (as adopted by Section 906 of the
                         Sarbanes-Oxley Act of 2002)

Pursuant to 18 U.S.C. Section 1350, the undersigned chief executive officer of Bulova Corporation (the "Company") hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2002
/s/ Herbert C. Hofmann
-------------------------------
Herbert C. Hofmann
Chief Executive Officer



The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.